UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 July 24, 2008 (July 24, 2008)

________________________________

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

                On July 22, 2008, the Board of Directors of Norfolk Southern Corporation approved amendments to the Directors' Deferred Fee Plan, Executives' Deferred Compensation Plan, Officers' Deferred Compensation Plan, Long Term Incentive Plan, Restricted Stock Unit Plan, and Supplemental Benefit Plan.   The amendments are designed to facilitate each plan's compliance with Section 409A of the Internal Revenue Code, to clarify certain plan provisions and to make administrative changes to the plans. A copy of each amended and restated plan is filed as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

            The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.01	Directors' Deferred Fee Plan of Norfolk Southern Corporation, as amended effective January 1, 2009
10.02	Norfolk Southern Corporation Executives' Deferred Compensation Plan, as amended effective January 1, 2009
10.03	Amendment to Norfolk Southern Corporation Officers' Deferred Compensation Plan, effective January 1, 2008
10.04	Norfolk Southern Corporation Long-Term Incentive Plan, as amended effective January 1, 2009
10.05	Norfolk Southern Corporation Restricted Stock Unit Plan, as amended effective January 1, 2009
10.06	Supplemental Benefit Plan of Norfolk Southern Corporation and Participating Subsidiary Companies, as amended effective January 1, 2009

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                        SIGNATURES

                                                                        NORFOLK SOUTHERN CORPORATION
                                                                        (Registrant)

                                                                        /s/ Howard D. McFadden

                                                                        _________________________________
                                                                       Name:      Howard D. McFadden
                                                                       Title:        Corporate Secretary

Date:  July 24, 2008

                                                            EXHIBIT INDEX

Exhibit Number	Description
10.01	Directors' Deferred Fee Plan of Norfolk Southern Corporation, as amended effective January 1, 2009
10.02	Norfolk Southern Corporation Executives' Deferred Compensation Plan, as amended effective January 1, 2009
10.03	Amendment to Norfolk Southern Corporation Officers' Deferred Compensation Plan, effective January 1, 2008
10.04	Norfolk Southern Corporation Long-Term Incentive Plan, as amended effective January 1, 2009
10.05	Norfolk Southern Corporation Restricted Stock Unit Plan, as amended effective January 1, 2009
10.06	Supplemental Benefit Plan of Norfolk Southern Corporation and Participating Subsidiary Companies, as amended effective January 1, 2009